UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2013

SOLARWINDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3711 South MoPac Expressway

Building Two

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by SolarWinds, Inc. (the “Company”) on May 28, 2013, to include the historical financial statements of the business acquired of N-able Technologies International, Inc. (“N-able”) and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of N-able, including N-able’s audited consolidated balance sheet as of December 31, 2012 and audited consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flows for the year ended December 31, 2012, and the notes related thereto and the related independent auditors’ report of Ernst & Young LLP, are furnished as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed financial statements of N-able, including N-able’s unaudited condensed balance sheet as of March 31, 2013 and unaudited condensed statements of operations and cash flows for the three months ended March 31, 2013 and 2012, and the notes related thereto, are furnished as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements that give effect to the acquisition of N-able, including the unaudited combined condensed pro forma balance sheet as of March 31, 2013 and the unaudited combined condensed pro forma statements of income for the year ended December 31, 2012 and the three months ended March 31, 2013, and the notes related thereto, are furnished as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1(1)	Agreement and Plan of Merger and Reorganization dated as of May 17, 2013 by and among SolarWinds Worldwide, LLC, North Acquisition Corp., N-able Technologies International, Inc., the Equity Holder Representatives and U.S. Bank, N.A.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of N-able as of and for the year ended December 31, 2012.

99.2	Unaudited condensed financial statements of N-able as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.3	Unaudited combined condensed pro forma financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012.

(1)	Incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-34358) filed on May 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.

Date: August 12, 2013	By:	/s/ Michael J. Berry
Michael J. Berry
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1(1)	Agreement and Plan of Merger and Reorganization dated as of May 17, 2013 by and among SolarWinds Worldwide, LLC, North Acquisition Corp., N-able Technologies International, Inc., the Equity Holder Representatives and U.S. Bank, N.A.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of N-able as of and for the year ended December 31, 2012.

99.2	Unaudited condensed financial statements of N-able as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.3	Unaudited combined condensed pro forma financial statements as of March 31, 2013 and for the year ended December 31, 2012 and the three months ended March 31, 2013.

(1)	Incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-34358) filed on May 28, 2013.